Crow Point Global Dividend Plus Fund

Supplement dated April 7, 2017 (effective at the close of business)

to the Prospectus and Statement of Additional Information dated June 24, 2016

On April 3, 2017, the Board of Trustees of the Crow Point Global Dividend Plus Fund (the “Fund”) approved a plan of dissolution, liquidation and termination (the “Liquidation Plan”) of the Fund. As a result, effective April 7, 2017, the Fund will be closed to purchases for new and existing shareholders. Additionally, the Liquidation Plan will be implemented to liquidate the assets of the Fund and to cease the Fund’s operations after the proceeds are paid to the remaining shareholders. The liquidation of the Fund is expected to occur on or about April 17, 2017 (the “Liquidation Date”). Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed, repurchased and/or cancelled on the Liquidation Data and the proceeds sent to the applicable shareholders.

Please retain this Supplement for future reference.